Exhibit 10.43

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed with the Securities and Exchange Commission.

AMENDMENT TO GOOGLE ADWORDS PSP ADDENDUM

This Addendum (the “Amendment”), effective as of October 1, 2015 (the “Amendment Effective Date”), is between ReachLocal, Inc. (“ReachLocal US”), ReachLocal Europe B.V. (“ReachLocal Europe”) and the ReachLocal Affiliates on behalf of themselves and their Affiliates (each a “PSP” or “Customer” and, collectively, “ReachLocal PSP”) and Google Inc. and the Google Affiliates (together, “Google”) and is an addendum to the Google AdWords PSP Addendum between the parties with an effective date of July 1, 2014 (the “Addendum”). Capitalized terms not defined in this Bonus Addendum have the meanings given to those terms in the Addendum. The parties agree as follows:

1.	The parties agree that as of the Amendment Effective Date, the “Bonus Addendum” executed between the parties with an effective date of April 1, 2015 is terminated and superseded by this Amendment.

2.	Term. The first sentence of Section 12 of the Addendum is deleted and replaced with the following:

“This Addendum will commence on the Effective Date and will continue through December 31, 2016 (the “Term”), unless terminated earlier in accordance with this Section.”

3.	Minimum Qualified Advertiser Threshold. As of the Amendment Effective Date,

a.	Section 12(D) of the Addendum is deleted and replaced with the following: “(D) INTENTIONALLY DELETED”.

b.	[*****]

4.	Performance Bonus.

a.	[*****]

b.	[*****]

5.	[*****]

6.	[*****]

7.	[*****]

8.	[*****]

9.

Miscellaneous. The parties may execute this Addendum in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. This Amendment sets out all terms agreed between the parties and supersedes all previous or contemporaneous agreements between the parties relating to its subject matter.

[SIGNATURES CONTINUE ON THE NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

GOOGLE INC.	PREMIER SMB PARTNER: REACHLOCAL, INC.
By: /s/ Philipp Schindler	By: /s/ Ross G. Landsbaum
Name: Philipp Schindler	Name: Ross G. Landsbaum
Title: Authorized Signatory	Title: CFO
Date: December 9, 2015	Date: December 7, 2015

GOOGLE IRELAND LIMITED	PREMIER SMB PARTNER: REACHLOCAL EUROPE BV
By: /s/ Jane O’Reilly	By: /s/ Craig Harris
Name: Jane O’Reilly for Ronan Harris (Board Director)	Name: Craig Harris
Title:	Title: Managing Director
Date: December 9, 2015	Date: December 7, 2015

GOOGLE ASIA PACIFIC PTE. LTD.	PREMIER SMB PARTNER: REACHLOCAL BRASIL SERVICOS ONLINE DE MARKETING LIMITADA
By: /s/ Marco Borla	By: /s/ Jose G. B. Coscelli
Name: Marco Borla	Name: Jose G. B. Coscelli
Title: Finance Director Google Asia Pacific Pte. Ltd.	Title: General Manager
Date: December 10, 2015	Date: December 8, 2015

GOOGLE OPERACIONES DE MEXICO S DE RL DE CV	PREMIER SMB PARTNER: REACHLOCAL MEXICO, S. DE R.L. DE C.V.
By: /s/ Andrea Garcia Rodriguez	By: /s/ Jose G. B. Coscelli
Name: Andrea Garcia Rodriguez	Name: Jose G. B. Coscelli
Title: Represente Legal/Legal Representative	Title: General Manager
Date: December 10, 2015	Date: December 8, 2015

GOOGLE BRASIL INTERNET LTDA. By: /s/ Fábio Coelho Name: Fábio Coelho Title: VP, Diretor Geral Date: December 9, 2015

Confidential material redacted and filed separately with the Securities and Exchange Commission.